TRANSAMERICA FUNDS

Transamerica Global Equity

Transamerica International Equity

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statements of Additional Information

The Board of Trustees has approved a reorganization pursuant to which the assets of Transamerica Global Equity (the “Target Fund”), a series of Transamerica Funds, would be acquired, and its liabilities would be assumed, by Transamerica International Equity (the “Destination Fund”), a series of Transamerica Funds, in exchange for shares of the Destination Fund. The Target Fund would then be liquidated, and shares of the Destination Fund would be distributed to the Target Fund shareholders in complete liquidation of the Target Fund.

Under the reorganization, Target Fund shareholders would receive shares of the Destination Fund with the same aggregate net asset value as their shares of the Target Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Fund shareholders as a result of the reorganization.

The reorganization does not require shareholder approval, but is subject to the satisfaction of certain closing conditions. An information statement describing the reorganization will be mailed to Target Fund shareholders in advance of the closing of the reorganization. If the closing conditions are satisfied, the reorganization is expected to occur on or about December 10, 2021. Effective on or about December 3, 2021, the Target Fund will be closed to all investments. Prior to that date, shareholders can continue to purchase, redeem and exchange shares of the Target Fund subject to the limitations described in the Prospectuses and Summary Prospectuses.

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MANAGEMENT FEES:

Effective and contingent upon the closing of the reorganization, the Destination Fund will lower its management fee schedule as described below and the following changes will be made to the Destination Fund’s Prospectuses, Summary Prospectuses and Statements of Additional Information.

Transamerica Asset Management, Inc. (“TAM”), the Destination Fund’s investment manager, will receive compensation from the Destination Fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the Destination Fund’s average daily net assets) indicated below:

First $250 million	0.77%
Over $250 million up to $1 billion	0.74%
Over $1 billion up to $2 billion	0.72%
Over $2 billion up to $6 billion	0.69%
Over $6 billion up to $8 billion	0.68%
In excess of $8 billion	0.66%

Effective and contingent upon the closing of the reorganization, the following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information—Investment Manager” in the Prospectuses:

Transamerica International Equity: Effective December 10, 2021, the management fee is 0.77% of the first $250 million; 0.74% over $250 billion up to $1 billion; 0.72% over $1 billion up to $2 billion; 0.69% over $2 billion up to $6 billion; 0.68% over $6 billion up to $8 billion; and 0.66% in excess of $8 billion in average daily net assets. Prior to December 10, 2021, the management fee was 0.77% of the first $500 million; 0.75% over $500 million up to $1 billion; 0.72% over $1 billion up to $2 billion; 0.69% over $2 billion up to $6 billion; and 0.68% in excess of $6 billion in average daily net assets.

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Effective and contingent upon the closing of the reorganization, the following information revises the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – The Investment Manager”:

Fund Name	Percentage of Average Daily Net Assets
Transamerica International Equity	0.77% of the first $250 million

0.74% over $250 million up to $1 billion

0.72% over $1 billion up to $2 billion

0.69% over $2 billion up to $6 billion

0.68% over $6 billion up to $8 billion

0.66% in excess of $8 billion

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Investors Should Retain this Supplement for Future Reference

September 24, 2021